UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21185

T. Rowe Price Inflation Protected Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2008

Item 1: Report to Shareholders

Inflation Protected Bond Fund	November 30, 2008

The views and opinions in this report were current as of November 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

The past six months were both hectic and painful. Inflation expectations swung 180 degrees, and investors’ appetite for Treasury inflation-protected securities (TIPS) disappeared. Six months ago, rising energy and raw material prices along with higher headline inflation preoccupied investors, but weaker economic data, collapsing commodity prices, and the lack of recovery in the housing market have since generated fears of deflation. As a result, “real” Treasury yields (the nominal yields of Treasury securities minus the rate of inflation) exploded, driving down TIPS prices. Sustained problems in the global financial markets—from a credit market meltdown to the fragile condition of banks and other financial institutions—resulted in a massive investor flight to quality. Treasury values rose as yields plunged to their lowest levels in decades. (Bond yields and prices move in opposite directions.) Your fund struggled along with its market during this period of growing deflationary fears and severe credit market disruption.

HIGHLIGHTS

• Plunging commodity prices and an economy in recession helped drive down the demand for inflation protection.

• A flight to liquid assets and the emergence of negative headline inflation drove real (inflation-adjusted) yields higher and the values of Treasury inflation-protected securities (TIPS) lower, which hurt TIPS investors.

• The Inflation Protected Bond Fund returned -9.29% for the six-month period ended November 30, 2008.

• Inflation may not be a short-term threat, but the government’s massive stimulus program is creating conditions that could ignite inflation once the economy recovers. Long-term inflation protection is currently quite cheap.

Your fund returned -9.29% for the six-month period ended November 30, 2008. It outperformed the Barclays Capital U.S. TIPS Index (formerly known as the Lehman Brothers U.S. Treasury U.S. TIPS Index) and its Lipper peer group average. Since TIPS are the major holding in the Inflation Protected Bond Fund, the fund’s performance has mirrored the weak TIPS sector returns. With investors interested primarily in safety, comparable Treasuries outperformed TIPS for the past six months. Although the fund maintained a high percentage of its assets in TIPS, we trimmed its weight by investing in fixed-rate mortgages and non-U.S. assets.

A Word From Our Chairman

Dear Shareholder,

The past year has seen a substantial and painful decline in the broad stock and bond markets, both domestically and internationally, and our funds have not been immune to the turmoil. Being an investor in these times can be unsettling because there seem to be few safe havens. Prudent risk-management strategies, such as diversification, may have helped to reduce losses, but they did not avoid them.

At times like these, taking a step back to gain perspective can help. Since Thomas Rowe Price, Jr., founded our company in 1937—in the heart of the Great Depression—the firm has witnessed many market downturns, including the long, slow 1973–1974 bear market; the October 1987 crash; and the bursting of the technology bubble in the early 2000s and subsequent broad market decline. Although the magnitude and duration of the declines have varied, one thing has held true: The markets have always come back.

We also know from experience that emotional responses to financial downturns do not produce good results. Now is the time for investors to remain focused on the fundamentals and to maintain a long-term perspective. That's what we are doing at T. Rowe Price. Our experienced team of analysts and portfolio managers continually examines our portfolios to make sure each fund's holdings still make sense in the ever-changing environment. Before we buy any stock or bond, we do our own research. Our fixed-income funds rely on our independent credit analysis, not on outside ratings agencies.

As painful as market downturns are, the indiscriminate selling that accompanies a panic creates opportunities for investors who can see beyond the fear. We are using our rigorous in-house research to position our portfolios for the next upturn. As always, we remain focused on serving our shareholders. Managing our clients' assets is our only business, and our long-term success is tied to our clients' success.

Please take a moment to read this shareholder report. Your fund's manager provides a candid assessment of recent performance, helps you to see how the fund is managed, and offers a perspective for the next few months.

We know this period has been difficult for investors, and we thank you for your confidence in T. Rowe Price.

Sincerely,

Edward C. Bernard

Edward C. Bernard
Chairman, T. Rowe Price Mutual Funds

ECONOMY AND INTEREST RATES

For about a year, economic data indicated that the U.S. economy has been losing momentum, and in early December 2008, the National Bureau of Economic Research announced the U.S. has been in recession since December 2007. Growth is expected to remain anemic for at least the first half of 2009, and any recovery is now forecast to begin some time in the second half of the year. The number of job losses grows each week, and the unemployment rate reached 6.7% in November, the highest level in 15 years. Crude oil prices, a dominant concern several months ago when the cost of a barrel was more than $140, have now dropped below $50 per barrel.

Over the past six months, the Federal Reserve and the government took extraordinary steps to boost market liquidity. The Fed lowered the fed funds target rate to 1.00% by the end of October. That marked only the second time in the last half-century that this short-term rate has been so low. The Fed took other steps to address liquidity concerns, including offering short-term cash loans and buying short-term debt that is the lifeblood of companies seeking to meet payroll and other regular costs. On December 16, after the end of our reporting period, the Fed dropped the federal funds rate to a range of 0% to 0.25%, the lowest rate ever. The move signaled the Fed’s increasing concern about a severe recession and a continued erosion of consumer prices.

As shown in the graph, Treasury bill yields and intermediate-term Treasury note yields plunged over the past six months. The yield on the 10-year Treasury note moved lower, to 2.92% at the end of November 2008 from 3.94% a year earlier, acknowledging the weak economy and the likelihood of a slow recovery. The market also believes that resurgent inflation is unlikely. The 30-year Treasury yield was 3.44% at the end of November—about one percentage point lower than it was three months ago.

Despite the Federal Reserve’s policy of lowering interest rates and infusing financial markets with cash, credit market liquidity remained problematic throughout the summer and fall. By the end of the period, trading in high-yield bonds and commercial mortgage-backed securities had ground to a halt, with only the most creditworthy investment-grade corporate issues changing hands.

At present, the market is biased toward maintaining the current lower rates, particularly since there are numerous signs that the economy is weakening. Unlike six months ago, when the market was supportive of TIPS, earlier fears about inflation have evaporated. Year-over-year inflation peaked at 5.6% in July. Since then, the rate of inflation has dropped precipitously. In October, the consumer price index (CPI) dropped a percentage point—an unprecedented month-to-month decline. These falling prices have put stress on TIPS, with the more seasoned issues that carry accumulated inflation adjustments from previous years suffering proportionally larger losses relative to the newer issues that have not accreted as much inflation. By the end of November, it appeared that the market had priced in the worst-case scenarios for the economic growth and inflation rates.

We can get a good idea of the market’s inflation expectations by comparing the yield of a TIPS to the yield of a conventional Treasury note with a comparable maturity. For example, if a 10-year TIPS and a conventional 10-year Treasury were both yielding 4%, we can assume that the inflation expectations would be near zero. The current difference of 39 basis points between the yield of a 10-year TIPS and a conventional Treasury is considerably below the 235-basis-point difference a year ago. Until the economy shows some sign of strength, we expect breakevens to remain at the very low end of the range.

In the past six months, TIPS’ real (inflation-adjusted) yields have risen considerably, driving down TIPS’ values. Real yields on the current 10-year TIPS at the end of November stood at 2.53%, a percentage point higher than the yield at the end of May. More seasoned TIPS issues, as mentioned earlier, showed even higher changes during the period.

The current disinflation—a decreasing rate of inflation—has pulled the rug out from under TIPS’ values, and there are no developments on the horizon to push values higher. The sharp drop in energy prices leads the trend. With weak consumer spending, pricing pressure will be weak, and it appears that core consumer inflation (that is, excluding volatile energy and food prices) is likely to drop to about 1.75% sometime early next year.

PORTFOLIO STRATEGY

At the end of November, about 90% of the fund’s holdings were TIPS. Our preference was to hold much of our TIPS exposure in the 10-year and 20-year part of the curve, where month-to-month variations in CPI are not as critical to valuations. As an offset to underweighting TIPS, we made allocations to other sectors, including tactical moves into fixed-rate mortgages, Japanese inflation-linked issues, and two-year European fixed-rate swaps. Exposure to European short rates benefited from the European Central Bank’s decision to lower its rates in response to the global slowdown.

The fund’s effective duration, while shorter than six months ago, remains relatively neutral to its benchmark.

OUTLOOK

By the end of the reporting period, the market may have established a floor for TIPS. Challenging conditions remain: lower CPI numbers in the months ahead, competing asset classes that are currently more attractive, and illiquid conditions in the TIPS market. While the near-term concerns about disinflation are justified, the Treasury, Federal Reserve, and Federal Deposit Insurance Corporation are making extraordinary efforts to head off deflation. Once the economy recovers, this massive monetary and fiscal stimulus could result in intense inflationary pressures unless the proper monetary policy and fiscal controls are quickly put into effect.

Our strategic view of inflation protection, and of TIPS in particular, remains steadfast. Inflation concerns have been put on the back burner, making inflation protection cheap. Eventually the economy will recover, and we know that inflation has the ability to quickly accelerate and erode investors’ purchasing power. Given current attractive valuations, we believe the case for maintaining a TIPS allocation remains compelling.

Respectfully submitted,

Daniel O. Shackelford
Chairman of the fund’s Investment Advisory Committee

December 15, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Bond Investing

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

Glossary

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Barclays Capital U.S. Aggregate Index: A widely used benchmark (formerly called the Lehman Brothers U.S. Aggregate Index) for the domestic investment-grade bond market, including corporate, government, and mortgage-backed securities. The index typically includes more than 5,000 fixed-income securities with an overall intermediate- to long-term average maturity.

Barclays Capital U.S. TIPS Index: An unmanaged index (formerly called the Lehman Brothers U.S. Treasury U.S. TIPS Index ) that consists of inflation-protected securities issued by the U.S. Treasury.

Basis point: One one-hundredth of a percentage point, or 0.01% .

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa. Modified duration provides a more accurate estimate of the fund’s price sensitivity based solely on changes in real interest rates.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Nominal interest rate: The stated rate of interest offered by a fixed-income security.

Real interest rate: A fixed-income security’s rate of interest after being adjusted for inflation. It is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.

Weighted average effective duration: A measure that is a gauge of a bond or bond fund’s sensitivity to interest rate changes that takes into account any puts or calls on the portfolio’s bonds. In general, the longer the duration, the greater the fund’s sensitivity to interest rate changes. A shorter duration usually means less interest rate sensitivity and therefore a less volatile portfolio.

Weighted average modified duration: A measure that is a gauge of a bond or bond fund’s sensitivity to interest rate changes that takes into account the number of interest payments per year and compounding. In general, the longer the duration, the greater the fund’s sensitivity to interest rate changes. A shorter average duration usually means less interest rate sensitivity and therefore a less volatile portfolio.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison PurposesThe information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 11/30/08‡	Year Ended 5/31/08‡	5/31/07‡	5/31/06‡	5/31/05‡	5/31/04
NET ASSET VALUE						
Beginning of period	$ 11.51	$ 10.65	$ 10.54	$ 11.32	$ 10.83	$ 10.91
Investment activities						
Net investment income	0.32[2]	0.59[2]	0.44[2]	0.48[2]	0.46[2]	0.29[2]
Net realized and unrealized gain (loss)	(1.38)	0.75	(0.04)	(0.69)	0.41	(0.08)
Total from investment activities	(1.06)	1.34	0.40	(0.21)	0.87	0.21
Distributions						
Net investment income	(0.08)	(0.16)	(0.16)	(0.15)	(0.15)	(0.16)
Net realized gain	–	(0.32)	(0.13)	(0.42)	(0.23)	(0.13)
Total distributions	(0.08)	(0.48)	(0.29)	(0.57)	(0.38)	(0.29)
NET ASSET VALUE						
End of period	**$ 10.37**	**$ 11.51**	**$ 10.65**	**$ 10.54**	**$ 11.32**	**$ 10.83**
Ratios/Supplemental Data						
Total return[1]	**(9.29)%[2]**	**12.80%[2]**	**3.79%[2]**	**(1.95)%[2]**	**8.12%[2]**	**1.94%[2]**
Ratio of total expenses to average net assets	0.50%[2][3]	0.50%[2]	0.50%[2]	0.50%[2]	0.50%[2]	0.50%[2]
Ratio of net investment income to average net assets	5.67%[2][3]	5.24%[2]	4.08%[2]	4.39%[2]	4.13%[2]	3.33%[2]
Portfolio turnover rate	20.7%	7.5%	14.3%	15.9%	26.3%	26.9%
Net assets, end of period (in thousands)	$ 215,776	$ 209,387	$ 100,733	$ 105,187	$ 104,615	$ 55,504

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Excludes expenses in excess of a 0.50% contractual expense limitation in effect through 09/30/10.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 0.0%		
FINANCIAL INSTITUTIONS 0.0%		
Finance Companies 0.0%		
SLM Corporation, FRN, 6.50%, 4/1/09	150	107
Total Corporate Bonds (Cost $150)		107
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 4.4%		
U.S. Government Obligations 4.4%		
Government National Mortgage Assn.		
4.50%, 5/15/18 - 12/15/18	308	312
5.00%, 5/20/38	2,497	2,515
5.50%, 4/15/38 - 6/20/38	5,122	5,218
6.00%, 3/15/38 - 4/15/38	1,069	1,094
6.50%, 8/15/38	336	344
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $9,404)		9,483
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 89.6%		
U.S. Government Agency Obligations 0.4% (1)		
Federal National Mortgage Assn., VR, 6.512%, 2/17/09	750	738
		738
U.S. Treasury Obligations 89.2%		
U.S. Treasury Inflation-Indexed Bonds, 1.75%, 1/15/28	27,572	22,699
U.S. Treasury Inflation-Indexed Bonds, 2.00%, 1/15/26	8,543	7,160
U.S. Treasury Inflation-Indexed Bonds, 2.375%, 1/15/25	11,097	9,904
U.S. Treasury Inflation-Indexed Bonds, 2.375%, 1/15/27	5,587	5,001
U.S. Treasury Inflation-Indexed Bonds, 3.375%, 4/15/32	1,787	1,905
U.S. Treasury Inflation-Indexed Bonds, 3.875%, 4/15/29	8,132	8,958
U.S. Treasury Inflation-Indexed Notes, 0.875%, 4/15/10 (2)	9,470	8,791

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 11/30/08	Year Ended 5/31/08
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 6,766	$ 7,239
Net realized gain (loss)	(5,007)	68
Change in net unrealized gain (loss)	(28,149)	5,508
Increase (decrease) in net assets from operations	(26,390)	12,815
Distributions to shareholders		
Net investment income	(1,602)	(1,937)
Net realized gain	–	(3,415)
Decrease in net assets from distributions	(1,602)	(5,352)
Capital share transactions*		
Shares sold	132,218	139,525
Distributions reinvested	1,376	4,948
Shares redeemed	(99,213)	(43,282)
Increase in net assets from capital share transactions	34,381	101,191
Net Assets		
Increase during period	6,389	108,654
Beginning of period	209,387	100,733
End of period	$ 215,776	$ 209,387
Undistributed (overdistributed) net investment income	5,156	(8)
*Share information		
Shares sold	11,525	12,089
Distributions reinvested	125	441
Shares redeemed	(9,028)	(3,792)
Increase in shares outstanding	2,622	8,738

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Inflation Protected Bond Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 31, 2002. The fund seeks to provide inflation protection and income by investing primarily in inflation-protected debt securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Unrealized gains and losses on forward currency exchange contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Net periodic receipts or payments required by swaps are accrued daily and recorded as realized gain or loss in the accompanying financial statements. Fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement.

Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On June 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 - unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on November 30, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Forward Currency Exchange Contracts During the six months ended November 30, 2008, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts During the six months ended November 30, 2008, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates and/or currency values.

Options Call and put options on futures contracts give the holder the right to purchase and sell, respectively, a particular futures contract at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices. Transactions in options written and related premiums received during the six months ended November 30, 2008, were as follows:

Interest Rate Swaps During the six months ended November 30, 2008, the fund was a party to interest rate swaps. The fund may use swaps in an effort to manage exposure to changes in interest rates, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/ or to adjust portfolio duration. Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest and/or currency rates and the possible failure of a counterparty to perform in accordance with the terms of the swap agreements.

TBA Purchase Commitments During the six months ended November 30, 2008, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $6,351,000 and $5,444,000, respectively, for the six months ended November 30, 2008. Purchases and sales of U.S. government securities aggregated $73,734,000 and $40,894,000, respectively, for the six months ended November 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2008.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2008, the fund had $881,000 of unused capital loss carryforwards, of which $28,000 expire in fiscal 2013, $13,000 expire in fiscal 2014, $575,000 expire in fiscal 2015, and $265,000 expire in fiscal 2016.

At November 30, 2008, the cost of investments for federal income tax purposes was $238,338,000. Net unrealized loss aggregated $25,906,000 at period-end, of which $110,000 related to appreciated investments and $26,016,000 related to depreciated investments

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2008, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through September 30, 2010. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.50%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than September 30, 2012. Pursuant to this agreement, management fees in the amount of $184,000 were waived during the six months ended November 30, 2008. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $730,000 remain subject to repayment at November 30, 2008.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2008, expenses incurred pursuant to these service agreements were $69,000 for Price Associates, $104,000 for T. Rowe Price Services, Inc., and $34,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of November 30, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 226,474 shares of the fund, representing 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Inflation Protected Bond Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 15, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 15, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 15, 2009